UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 28, 2018
(Date of earliest event reported)

CSAIL 2018-CX12 Commercial Mortgage Trust

(Exact name of issuing entity)

(Central Index Key Number 0001745511)

Column Financial, Inc.

(Central Index Key Number 0001628601)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Argentic Real Estate Finance LLC
(Central Index Key Number 0001624053)
Rialto Mortgage Finance, LLC
(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

Credit Suisse Commercial Mortgage Securities Corp.

(Exact name of registrant as specified in its charter)

(Central Index Key Number 0001654060)

Delaware	333-207361-09	47-5115713
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenue, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01.       Entry into a Material Definitive Agreement.

Item 6.02.      Change of Servicer or Trustee.

On August 22, 2018, Credit Suisse Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of August 1, 2018 (the “Pooling and Servicing Agreement”), among Credit Suisse Commercial Mortgage Securities Corp. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of CSAIL Commercial Mortgage Trust 2018-CX12, Commercial Mortgage Pass-Through Certificates, Series 2018-CX12 (the “Certificates”).

The Mortgage Loan identified as the Riverfront Plaza Mortgage Loan in the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a whole loan (the “Riverfront Plaza Whole Loan”) that also includes additional pari passu promissory notes that are not assets of the Issuing Entity. The Riverfront Plaza Whole Loan was being serviced and administered pursuant to a pooling and servicing agreement, dated as of July 1, 2018 (the “UBS 2018-C11 Pooling and Servicing Agreement”) by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer relating to the UBS 2018-C11 transaction, but is now being serviced and administered pursuant to a pooling and servicing agreement, dated as of August 1, 2018 (the “UBS 2018-C12 Pooling and Servicing Agreement”) by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the UBS 2018-C12 securitization transaction into which the controlling companion loan is deposited.

The terms and conditions of the UBS 2018-C12 Pooling and Servicing Agreement applicable to the servicing of the Riverfront Plaza Mortgage Loan are substantially similar to the terms and conditions of the UBS 2018-C11 Pooling and Servicing Agreement, as described under “Servicing of the Non-Serviced Mortgage Loans” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on August 22, 2018; provided that under the UBS 2018-C12 Pooling and Servicing Agreement, the minimum monthly special servicing fee for a mortgage loan is $3,500. The UBS 2018-C12 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2018, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2018	CREDIT SUISSE COMMERCIAL MORTGAGE SECURITIES CORP. (Registrant)

	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of August 1, 2018, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services, as operating advisor and as asset representations reviewer.	(E)